UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2010
DesignLine Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-148735	27-1263294

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2309 Nevada Boulevard Charlotte, North Carolina	28273

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 494-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 28, 2010, DesignLine Corporation announced that it is filing a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, and to immediately suspend its reporting obligations. Reference is made to the press release issued by the company on January 28, 2010, filed herewith as Exhibit 99.1, for further details.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following is the index of exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued by DesignLine Corporation on January 28, 2010.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DesignLine Corporation
Dated: January 28, 2010	By:	/s/ Brad C. Glosson
Brad C. Glosson
Chief Executive Officer